Exhibit 99.2

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@ace.bm

Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by continued adverse economic and insurance industry developments such as those of recent months, as well as the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers. The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, worldwide and national economic and stock market conditions, rating agency action, investment portfolio performance, possible terrorism or the outbreak and effects of war, integration of recent acquisitions, or unexpected effects or difficulties relating to the Company’s recent re-domestication to Switzerland. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page

I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2
	- Summary Consolidated Balance Sheets	3
	- Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business	4
	- Consolidating Statement of Operations	5-6

III.	Segment Results
	- Insurance - North American	7
	- Insurance - Overseas General	8
	- Global Reinsurance	9
	- Life Insurance and Reinsurance	10-11

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	12
	- Reinsurance Recoverable Analysis	13-15
	- Investment Portfolio	16-23
	- Net Realized and Unrealized Gains (Losses)	24-25
	- Capital Structure	26-27
	- Computation of Basic and Diluted Earnings Per Share	28

V.	Other Disclosures
	- Non-GAAP Financial Measures	29
	- Book Value and Book Value per Common Share	30
	- Comprehensive Income	31
	- Glossary	32

ACE Limited Consolidated Financial Highlights (in millions of U.S. dollars, except share, per share data and ratios) (Unaudited)

	Three months ended December 31		% Change 4Q-08 vs. 4Q-07	Year ended December 31		% Change 2008 vs. 2007
	2008	2007		2008	2007
Gross premiums written	$4,320	$4,144	4%	$19,242	$17,740	8%

Net premiums written	$3,052	$2,827	8%	$13,080	$11,979	9%

Net premiums earned	$3,226	$3,057	6%	$13,203	$12,297	7%

Net investment income	$521	$504	3%	$2,062	$1,918	8%

Net income	$20	$572	-97%	$1,197	$2,578	-54%

Income excluding net realized gains (losses) (1)	$624	$693	-10%	$2,591	$2,712	-4%

Comprehensive income (loss)	$(873)	$685	NM	$(1,482)	$2,643	NM

Operating cash flow	$961	$823	17%	$4,101	$4,701	-13%

Combined ratio
Loss and loss expense ratio	57.8%	60.4%		60.6%	61.6%
Underwriting and administrative expense ratio	29.1%	27.7%		29.0%	26.3%

Combined ratio	86.9%	88.1%		89.6%	87.9%

Annualized ROE*	16.7%	17.2%		16.8%	17.9%
Annualized ROE, excluding FAS 115*	15.3%	17.8%		16.2%	18.6%

Effective tax rate on income excluding net realized gains (losses)	22%	17%		18%	18%

Diluted earnings per share
Income excluding net realized gains (losses)(1)	$1.87	$2.05	-9%	$7.72	$8.07	-4%
Net income	$0.06	$1.69	-96%	$3.53	$7.66	-54%

Book value per common share	$43.30	$48.89	-11%	$43.30	$48.89	-11%
Tangible book value per common share	$32.07	$40.28	-20%	$32.07	$40.28	-20%

Weighted average basic common shares outstanding	329.4	325.6		328.6	324.9
Weighted average diluted common shares outstanding	332.8	331.3		332.5	330.4

Debt/total capitalization	18.2%	11.4%		18.2%	11.4%

(1)	See page 29 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses)

Financial Highlights	Page 1

ACE Limited Consolidated Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-08	3Q-08	2Q-08	1Q-08	4Q-07	Full Year 2008	Full Year 2007
Consolidated Results Excluding Life Segment
Gross premiums written	$3,906	4,839	$4,866	$4,304	$4,035	$17,915	$17,349
Net premiums written	2,681	2,928	3,224	3,049	2,716	11,882	11,598
Net premiums earned	2,867	3,265	3,061	2,840	2,959	12,033	11,929
Losses and loss expenses	1,654	2,265	1,785	1,579	1,788	7,283	7,351
Future policy benefits	2	5	5	—	—	12	—
Policy acquisition costs	448	533	506	460	448	1,947	1,726
Administrative expenses	388	396	392	362	372	1,538	1,405

Underwriting income excluding life segment	$375	$66	$373	$439	$351	$1,253	$1,447
Life underwriting income excluding investment income	(26)	45	41	16	16	76	105
Net investment income	521	520	532	489	504	2,062	1,918
Net realized gains (losses)	(644)	(510)	(126)	(353)	(66)	(1,633)	(61)
Interest expense	54	68	62	46	43	230	175
Other income (expense) (1)	(65)	(6)	125	(15)	(49)	39	(81)
Income tax expense (benefit)	87	(7)	137	153	141	370	575

Net income	$20	$54	$746	$377	$572	$1,197	$2,578
Net realized gains (losses)	(644)	(510)	(126)	(353)	(66)	(1,633)	(61)
Net realized gains (losses) in other income (expense) (1)	(48)	(23)	120	(28)	(57)	21	(95)
Tax expense (benefit) on net realized gains (losses)	(88)	(83)	(14)	(33)	(2)	(218)	(22)

Income excluding net realized gains (losses) (2)	$624	$504	$738	$725	$693	$2,591	$2,712

% Change versus prior year period (3)
Net premiums written	-1%	8%	8%	-4%	-3%	2%	-1%
Net premiums earned	-3%	7%	5%	-5%	0%	1%	3%

Other ratios
Net premiums written/gross premiums written	69%	61%	66%	71%	67%	66%	67%
Effective tax rate on income excluding net realized gains (losses)	22%	13%	17%	20%	17%	18%	18%

Combined ratio (3)
Loss and loss expense ratio	57.8%	69.5%	58.5%	55.6%	60.4%	60.6%	61.6%
Policy acquisition cost ratio	15.6%	16.3%	16.5%	16.2%	15.1%	16.2%	14.5%
Administrative expense ratio	13.5%	12.1%	12.8%	12.8%	12.6%	12.8%	11.8%

Combined ratio	86.9%	97.9%	87.8%	84.6%	88.1%	89.6%	87.9%

Expense ratio	29.1%	28.4%	29.3%	29.0%	27.7%	29.0%	26.3%
Expense ratio excluding A&H	24.3%	24.0%	25.2%	25.7%	24.2%	24.8%	22.9%

Large losses and other items (3)
Catastrophe losses (before tax)	$67	$411	$58	$31	$23	$567	$159
Prior period development - unfavorable (favorable) (4)	$(252)	$(277)	$(104)	$(137)	$(89)	$(770)	$(217)
Loss and loss expense ratio excluding catastrophe losses and prior period development	64.4%	65.2%	60.0%	60.9%	62.7%	62.7%	62.1%

(1)	Net realized investment and derivative losses related to our unconsolidated insurance affiliates.

(2)	See page 29 Non-GAAP Financial Measures.

(3)	Presented excluding the Life Insurance and Reinsurance segment to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(4)	For Q1 08, prior period favorable development of $181 million less $44 million of profit share commission on Crop business settlement.

Consolidated Results	Page 2

ACE Limited Summary Consolidated Balance Sheets (in millions of U.S. dollars, except per share data)

	December 31 2008	September 30 2008	June 30 2008	March 31 2008	December 31 2007
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$31,155	$33,158	$34,870	$32,619	$33,184
Fixed maturities held to maturity, at amortized cost	2,860	2,881	2,932	2,913	2,987
Equity securities, at fair value	988	1,229	1,490	1,660	1,837
Short-term investments, at fair value	3,350	3,014	3,137	4,795	2,631
Other investments	1,362	1,529	1,414	1,243	1,140

Total investments	39,715	41,811	43,843	43,230	41,779

Cash	867	479	582	511	510
Securities lending collateral	1,230	2,050	2,118	2,361	2,109
Insurance and reinsurance balances receivable	3,453	3,499	4,086	3,748	3,540
Reinsurance recoverable on losses and loss expenses	13,917	14,225	13,839	13,937	14,354
Deferred policy acquisition costs	1,214	1,263	1,292	1,220	1,121
Value of business acquired	823	923	1,288	—	—
Prepaid reinsurance premiums	1,539	1,770	1,964	1,742	1,600
Goodwill and other intangible assets	3,747	3,817	3,612	2,879	2,838
Deferred tax assets	1,835	1,457	1,029	1,054	1,087
Investments in partially owned insurance companies	832	867	900	776	773
Other assets	2,885	2,994	3,223	2,461	2,379

Total assets	$72,057	$75,155	$77,776	$73,919	$72,090

Liabilities
Unpaid losses and loss expenses	$37,176	$38,373	$37,696	$37,182	$37,112
Unearned premiums	5,950	6,459	7,054	6,653	6,227
Future policy benefits	2,904	2,919	2,948	632	545
Insurance and reinsurance balances payable	2,841	2,754	2,991	2,756	2,843
Securities lending payable	1,296	2,095	2,118	2,361	2,109
Payable for securities purchased	740	1,008	1,802	1,391	1,798
Accounts payable, accrued expenses, and other liabilities	3,118	2,547	2,473	2,445	2,287
Short-term debt	471	333	1,050	1,341	372
Long-term debt	2,806	3,002	3,008	2,114	1,811
Trust preferred securities	309	309	309	309	309

Total liabilities	57,611	59,799	61,449	57,184	55,413

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	16,362	16,379	16,381	16,261	15,908
Accumulated other comprehensive income (AOCI)	(1,916)	(1,023)	(54)	474	769

Total shareholders’ equity	14,446	15,356	16,327	16,735	16,677

Total liabilities and shareholders’ equity	$72,057	$75,155	$77,776	$73,919	$72,090

Book value per common share (1)	$43.30	$46.06	$48.99	$48.65	$48.89
Tangible book value per common share (1)	$32.07	$34.61	$38.15	$40.00	$40.28

(1)	See page 29 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 3

ACE Limited Consolidated Premiums and Income Excluding Net Realized Gains (Losses) by Line of Business (in millions of U.S. dollars) (Unaudited)

ACE Limited Consolidated

	4Q-08	% of Total Consolidated	4Q-07	% of Total Consolidated	% Change 4Q-08 vs. 4Q-07	Year 2008	% of Total Consolidated	Year 2007	% of Total Consolidated	% Change 2008 vs. 2007
Net premiums written
Property and all other	$731	24%	$769	27%	-5%	$3,963	30%	$3,721	31%	7%
Casualty	1,413	46%	1,522	54%	-7%	5,666	43%	6,219	52%	-9%

Subtotal	2,144	70%	2,291	81%	-6%	9,629	73%	9,940	83%	-3%

Personal accident (A&H) (1)	771	25%	425	15%	81%	2,964	23%	1,658	14%	79%
Life (2)	137	5%	111	4%	23%	487	4%	381	3%	28%

Total Consolidated	$3,052	100%	$2,827	100%	8%	$13,080	100%	$11,979	100%	9%

Net premiums earned
Property and all other	$924	29%	$963	32%	-4%	$3,954	30%	$3,811	31%	4%
Casualty	1,403	43%	1,556	51%	-10%	5,838	44%	6,464	53%	-10%

Subtotal	2,327	72%	2,519	83%	-8%	9,792	74%	10,275	84%	-5%
Personal accident (A&H) (1)	768	24%	440	14%	75%	2,949	22%	1,654	13%	78%
Life (2)	131	4%	98	3%	34%	462	4%	368	3%	26%

Total Consolidated	$3,226	100%	$3,057	100%	6%	$13,203	100%	$12,297	100%	7%

Income excluding net realized gains (losses)
Property, casualty, and all other	$547	88%	$582	84%	-6%	$2,080	80%	$2,268	84%	-8%

Personal accident (A&H) (1)	104	16%	78	11%	33%	433	17%	278	10%	56%
Life (2)	(27)	-4%	33	5%	-182%	78	3%	166	6%	-53%

Total Consolidated	$624	100%	$693	100%	-10%	$2,591	100%	$2,712	100%	-4%

(1)	Consolidated A&H includes Combined Insurance which is reported in the Insurance - Overseas General and Life Insurance and Reinsurance segments.

(2)	Excludes the North America A&H business from Combined Insurance which is included in the Life Insurance and Reinsurance segment.

Line of Business	Page 4

ACE Limited Consolidating Statement of Operations Three months ended December 31, 2008 and 2007 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life Insurance & Reinsurance	ACE Consolidated
December 31, 2008
Gross premiums written	$2,167	$1,609	$130	$—	$3,906	$414	$4,320
Net premiums written	1,304	1,251	126	—	2,681	371	3,052
Net premiums earned	1,377	1,250	240	—	2,867	359	3,226
Losses and loss expenses	893	640	121	—	1,654	106	1,760
Future policy benefits	—	2	—	—	2	154	156
Policy acquisition costs	112	296	40	—	448	69	517
Administrative expenses	138	195	13	42	388	56	444

Underwriting income (loss)	234	117	66	(42)	375	(26)	349
Net investment income	266	134	74	—	474	47	521
Net realized gains (losses)	(259)	(117)	(96)	58	(414)	(230)	(644)
Interest expense	1	—	—	53	54	—	54
Other income (expense)	(1)	(3)	—	(55)	(59)	(6)	(65)
Income tax expense (benefit)	93	5	6	(22)	82	5	87

Net income (loss)	146	126	38	(70)	240	(220)	20
Net realized gains (losses)	(259)	(117)	(96)	58	(414)	(230)	(644)
Net realized gains (losses) in other income (expense)	—	1	—	(49)	(48)	—	(48)
Tax expense (benefit) on net realized gains (losses)	(72)	(17)	(1)	8	(82)	(6)	(88)

Income (loss) excluding net realized gains (losses) (1)	$333	$225	$133	$(71)	$620	$4	$624

December 31, 2007
Gross premiums written	$2,274	$1,584	$177	$—	$4,035	$109	$4,144
Net premiums written	1,373	1,169	174	—	2,716	111	2,827
Net premiums earned	1,418	1,229	312	—	2,959	98	3,057
Losses and loss expenses	1,004	631	155	(2)	1,788	—	1,788
Future policy benefits	—	—	—	—	—	60	60
Policy acquisition costs	121	269	58	—	448	9	457
Administrative expenses	138	175	17	42	372	13	385

Underwriting income (loss)	155	154	82	(40)	351	16	367
Net investment income	276	119	73	21	489	15	504
Net realized gains (losses)	44	(11)	(3)	12	42	(108)	(66)
Interest expense	—	—	—	43	43	—	43
Other income (expense)	—	12	(1)	(59)	(48)	(1)	(49)
Income tax expense (benefit)	100	59	7	(21)	145	(4)	141

Net income (loss)	375	215	144	(88)	646	(74)	572
Net realized gains (losses)	44	(11)	(3)	12	42	(108)	(66)
Net realized gains (losses) in other income (expense)	—	15	—	(73)	(58)	1	(57)
Tax expense (benefit) on net realized gains (losses)	(2)	(1)	(1)	2	(2)	—	(2)

Income (loss) excluding net realized gains (losses) (1)	$329	$210	$146	$(25)	$660	$33	$693

(1) See page 29 Non-GAAP Financial Measures.

Segment 2008 Qtr	Page 5

ACE Limited Consolidating Statement of Operations Year ended December 31, 2008 and 2007 (in millions of U.S. dollars) (Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated Excluding Life Segment	Life Insurance & Reinsurance	ACE Consolidated
December 31, 2008
Gross premiums written	$10,053	$6,941	$921	$—	$17,915	$1,327	$19,242
Net premiums written	5,636	5,332	914	—	11,882	1,198	13,080
Net premiums earned	5,679	5,337	1,017	—	12,033	1,170	13,203
Losses and loss expenses	4,080	2,679	524	—	7,283	320	7,603
Future policy benefits	—	12	—	—	12	387	399
Policy acquisition costs	562	1,193	192	—	1,947	188	2,135
Administrative expenses	536	793	56	153	1,538	199	1,737

Underwriting income (loss)	501	660	245	(153)	1,253	76	1,329
Net investment income	1,095	521	309	(5)	1,920	142	2,062
Net realized gains (losses)	(709)	(316)	(163)	87	(1,101)	(532)	(1,633)
Interest expense	1	—	—	229	230	—	230
Other income (expense)	(7)	11	(2)	49	51	(12)	39
Income tax expense (benefit)	315	100	30	(105)	340	30	370

Net income (loss)	564	776	359	(146)	1,553	(356)	1,197
Net realized gains (losses)	(709)	(316)	(163)	87	(1,101)	(532)	(1,633)
Net realized gains (losses) in other income (expense)	—	18	—	1	19	2	21
Tax expense (benefit) on net realized gains (losses)	(151)	(62)	(4)	5	(212)	(6)	(218)

Income (loss) excluding net realized gains (losses) (1)	$1,122	$1,012	$518	$(229)	$2,423	$168	$2,591

December 31, 2007
Gross premiums written	$9,840	$6,291	$1,218	$—	$17,349	$391	$17,740
Net premiums written	5,833	4,568	1,197	—	11,598	381	11,979
Net premiums earned	6,007	4,623	1,299	—	11,929	368	12,297
Losses and loss expenses	4,269	2,420	664	(2)	7,351	—	7,351
Future policy benefits	—	—	—	—	—	168	168
Policy acquisition costs	515	963	248	—	1,726	45	1,771
Administrative expenses	530	669	64	142	1,405	50	1,455

Underwriting income (loss)	693	571	323	(140)	1,447	105	1,552
Net investment income	1,034	450	274	105	1,863	55	1,918
Net realized gains (losses)	125	(69)	21	26	103	(164)	(61)
Interest expense	—	—	—	175	175	—	175
Other income (expense)	(11)	20	(4)	(85)	(80)	(1)	(81)
Income tax expense (benefit)	468	183	32	(100)	583	(8)	575

Net income (loss)	1,373	789	582	(169)	2,575	3	2,578
Net realized gains (losses)	125	(69)	21	26	103	(164)	(61)
Net realized gains (losses) in other income (expense)	—	26	—	(122)	(96)	1	(95)
Tax expense (benefit) on net realized gains (losses)	21	(14)	(2)	(27)	(22)	—	(22)

Income (loss) excluding net realized gains (losses) (1)	$1,269	$818	$559	$(100)	$2,546	$166	$2,712

(1) See page 29 Non-GAAP Financial Measures.

Segment 2008 YTD	Page 6

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - North American

	4Q-08	3Q-08	2Q-08	1Q-08	4Q-07	Full Year 2008	Full Year 2007
Gross premiums written	$2,167	$2,987	$2,718	$2,181	$2,274	$10,053	$9,840
Net premiums written	1,304	1,461	1,511	1,360	1,373	5,636	5,833
Net premiums earned	1,377	1,583	1,365	1,354	1,418	5,679	6,007
Losses and loss expenses	893	1,356	962	869	1,004	4,080	4,269
Policy acquisition costs	112	160	129	161	121	562	515
Administrative expenses	138	132	131	135	138	536	530

Underwriting income	234	(65)	143	189	155	501	693

Net investment income	266	278	282	269	276	1,095	1,034
Net realized gains (losses)	(259)	(284)	(105)	(61)	44	(709)	125
Interest expense	1	—	—	—	—	1	—
Other income (expense)	(1)	(3)	(3)	—	—	(7)	(11)
Income tax expense (benefit)	93	(7)	106	123	100	315	468

Net income (loss)	146	(67)	211	274	375	564	1,373

Net realized gains (losses)	(259)	(284)	(105)	(61)	44	(709)	125
Tax expense (benefit) on net realized gains (losses)	(72)	(64)	(7)	(8)	(2)	(151)	21

Income excluding net realized gains (losses) (1)	$333	$153	$309	$327	$329	$1,122	$1,269

Combined ratio
Loss and loss expense ratio	64.9%	85.6%	70.5%	64.1%	70.8%	71.8%	71.1%
Policy acquisition cost ratio	8.1%	10.1%	9.5%	11.9%	8.6%	9.9%	8.6%
Administrative expense ratio	10.0%	8.4%	9.5%	10.0%	9.7%	9.4%	8.8%

Combined ratio	83.0%	104.1%	89.5%	86.0%	89.1%	91.1%	88.5%

Large losses and other items (before tax)
Catastrophe losses (before tax)	$3	$258	$22	$15	$—	$298	$16
Prior period development - unfavorable (favorable) (2)	$(102)	$(103)	$(23)	$(79)	$1	$(307)	$9

Loss and loss expense ratio excluding catastrophe losses and prior period development	72.0%	75.1%	70.6%	72.1%	70.8%	72.6%	70.6%

% Change versus prior year period
Net premiums written	-5%	1%	1%	-10%	-7%	-3%	-2%
Net premiums earned	-3%	-1%	-6%	-12%	-4%	-5%	5%

Other ratios
Net premiums written/gross premiums written	60%	49%	56%	62%	60%	56%	59%

(1)	See page 29 Non-GAAP Financial Measures.

(2)	For Q1 2008 prior period favorable development of $123 million less $44 million of profit share commission on Crop business settlement.

Insurance - North American	Page 7

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Insurance - Overseas General

	4Q-08 (2)	3Q-08 (2)	2Q-08 (2)	1Q-08	4Q-07	Full Year 2008	Full Year 2007
Gross premiums written	$1,609	$1,678	$1,876	$1,778	$1,584	$6,941	$6,291
Net premiums written	1,251	1,293	1,443	1,345	1,169	5,332	4,568
Net premiums earned	1,250	1,425	1,439	1,223	1,229	5,337	4,623
Losses and loss expenses	640	731	715	593	631	2,679	2,420
Future policy benefits	2	5	5	—	—	12	—
Policy acquisition costs	296	329	323	245	269	1,193	963
Administrative expenses	195	217	208	173	175	793	669

Underwriting income	117	143	188	212	154	660	571

Net investment income	134	136	134	117	119	521	450
Net realized gains (losses)	(117)	(58)	(58)	(83)	(11)	(316)	(69)
Other income (expense)	(3)	(6)	17	3	12	11	20
Income tax expense (benefit)	5	10	38	47	59	100	183

Net income	126	205	243	202	215	776	789

Net realized gains (losses)	(117)	(58)	(58)	(83)	(11)	(316)	(69)
Net realized gains (losses) in other income (expense)	1	(5)	15	7	15	18	26
Tax expense (benefit) on net realized gains (losses)	(17)	(16)	(7)	(22)	(1)	(62)	(14)

Income excluding net realized gains (losses) (1)	$225	$252	$279	$256	$210	$1,012	$818

Combined ratio
Loss and loss expense ratio	51.5%	51.6%	50.0%	48.5%	51.4%	50.4%	52.4%
Policy acquisition cost ratio	23.7%	23.1%	22.4%	20.0%	21.8%	22.4%	20.8%
Administrative expense ratio	15.5%	15.2%	14.5%	14.2%	14.3%	14.8%	14.5%

Combined ratio	90.7%	89.9%	86.9%	82.7%	87.5%	87.6%	87.7%

Large losses and other items
Catastrophe losses (before tax)	$(6)	$49	$25	$15	$13	$83	$94
Prior period development - unfavorable (favorable)	$(85)	$(121)	$(54)	$(44)	$(76)	$(304)	$(192)
Loss and loss expense ratio excluding catastrophe losses and prior period development	58.6%	56.7%	52.0%	50.9%	56.5%	54.5%	54.4%

% Change versus prior year period
Net premiums written	7%	24%	24%	13%	10%	17%	7%
Net premiums earned	2%	25%	26%	10%	12%	15%	7%

Other ratios
Net premiums written/gross premiums written	78%	77%	77%	76%	74%	77%	73%

(1)	See page 29 Non-GAAP Financial Measures.

(2)	Includes the International operations of Combined Insurance.

Insurance - Overseas General	Page 8

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Global Reinsurance

	4Q-08	3Q-08	2Q-08	1Q-08	4Q-07	Full Year 2008	Full Year 2007
Gross premiums written	$130	$174	$272	$345	$177	$921	$1,218
Net premiums written	126	174	270	344	174	914	1,197
Net premiums earned	240	257	257	263	312	1,017	1,299
Losses and loss expenses	121	178	108	117	155	524	664
Policy acquisition costs	40	44	54	54	58	192	248
Administrative expenses	13	14	14	15	17	56	64

Underwriting income	66	21	81	77	82	245	323

Net investment income	74	83	79	73	73	309	274
Net realized gains (losses)	(96)	(2)	(20)	(45)	(3)	(163)	21
Other income (expense)	—	(1)	(1)	—	(1)	(2)	(4)
Income tax expense (benefit)	6	9	11	4	7	30	32

Net income	38	92	128	101	144	359	582

Net realized gains (losses)	(96)	(2)	(20)	(45)	(3)	(163)	21
Tax expense (benefit) on net realized gains (losses)	(1)	(1)	—	(2)	(1)	(4)	(2)

Income excluding net realized gains (losses) (1)	$133	$93	$148	$144	$146	$518	$559

Combined ratio
Loss and loss expense ratio	50.3%	69.2%	42.1%	44.5%	49.8%	51.5%	51.1%
Policy acquisition cost ratio	16.6%	16.9%	21.0%	20.6%	18.3%	18.8%	19.1%
Administrative expense ratio	5.4%	5.4%	5.5%	5.7%	5.5%	5.5%	4.9%

Combined ratio	72.3%	91.5%	68.6%	70.8%	73.6%	75.8%	75.1%

Large losses and other items
Catastrophe losses (before tax)	$70	$104	$11	$1	$10	186	$49
Prior period development - unfavorable (favorable)	$(65)	$(53)	$(27)	$(14)	$(14)	(159)	$(34)
Loss and loss expense ratio excluding catastrophe losses and prior period development	50.4%	51.7%	48.2%	49.5%	51.2%	49.9%	50.0%

% Change versus prior year period
Net premiums written	-28%	-19%	-19%	-28%	-31%	-24%	-23%
Net premiums earned	-23%	-19%	-21%	-23%	-18%	-22%	-14%

Other ratios
Net premiums written/gross premiums written	97%	100%	99%	100%	98%	99%	98%

(1)	See page 29 Non-GAAP Financial Measures.

Global Reinsurance	Page 9

ACE Limited Segment Results - Consecutive Quarters (in millions of U.S. dollars) (Unaudited)

Life Insurance and Reinsurance

	4Q-08 (4)	3Q-08 (4)	2Q-08 (4)	1Q-08	4Q-07	Full Year 2008	Full Year 2007
Gross premiums written (1)	$414	$381	$427	$105	$109	$1,327	$391
Net premiums written	371	348	374	105	111	1,198	381
Net premiums earned	359	344	367	100	98	1,170	368
Losses and loss expenses	106	104	110	—	—	320	—
Future policy benefits	154	86	84	63	60	387	168
Policy acquisition costs	69	48	63	8	9	188	45
Administrative expenses	56	61	69	13	13	199	50
Net investment income	47	40	40	15	15	142	55

Life underwriting income (2)	21	85	81	31	31	218	160

Net realized gains (losses)	(230)	(180)	64	(186)	(108)	(532)	(164)
Other income (expense)	(6)	(2)	(4)	—	(1)	(12)	(1)
Income tax expense (benefit)	5	15	12	(2)	(4)	30	(8)

Net income (loss)	(220)	(112)	129	(153)	(74)	(356)	3

Net realized gains (losses)	(230)	(180)	64	(186)	(108)	(532)	(164)
Net realized gains (losses) in other income (expense)	—	2	—	—	1	2	1
Tax expense (benefit) on net realized gains (losses)	(6)	—	—	—	—	(6)	—

Income excluding net realized gains (losses) (3)	$4	$66	$65	$33	$33	$168	$166

% Change versus prior year period
Net premiums written	234%	266%	330%	19%	42%	214%	39%
Net premiums earned	266%	262%	322%	14%	26%	218%	34%

(1)	Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues. For the quarters ended December 31, 2008; September 30, 2008; June 30, 2008; March 31, 2008; and December 31, 2007, premiums or deposits collected on investment and universal life contracts that are excluded from premium revenue above are $29.2 million, $18.8 million, $30.9 million, $41.2 million, and $27.2 million, respectively. Fees on universal life and investment contracts are revenue for GAAP and have been classified as premium. For the quarters ended December 31, 2008; September 30, 2008; June 30, 2008; March 31, 2008; and December 31, 2007, fees reflected as gross written premiums are $5.6 million, $4.5 million, $4.9 million, $4.4 million, and $4.1 million, respectively.

(2)	We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

(3)	See page 29 Non-GAAP Financial Measures.

(4)	Includes the North America operations of Combined Insurance.

Life	Page 10

ACE Limited Segment Results - Life Reinsurance (in millions of U.S. dollars) (Unaudited)

Variable Annuity (VA) Lines

Historical Cash Flow Summary by Quarter

Death Benefits (GMDB)
	4Q-08	3Q-08	2Q-08	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07
Premium	$29	$31	$31	$32	$33	$32	$31	$29
less Paid Claims	38	14	8	7	3	3	2	1

Net Cash	$(9)	$17	$23	$25	$30	$29	$29	$28

Living Benefits (Includes GMIB and GMAB)
	4Q-08	3Q-08	2Q-08	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07
Premium	$37	$37	$37	$34	$29	$27	$26	$25
less Paid Claims (1)	—	—	—	—	—	—	—	—

Net Cash	$37	$37	$37	$34	$29	$27	$26	$25

Total VA Guaranteed Benefits
	4Q-08	3Q-08	2Q-08	1Q-08	4Q-07	3Q-07	2Q-07	1Q-07
Premium	$66	$68	$68	$66	$62	$59	$57	$54
less Paid Claims	38	14	8	7	3	3	2	1

Net Cash	$28	$54	$60	$59	$59	$56	$55	$53

Amounts represent past premium received and claims paid by quarter, split by benefit type.

Death Benefits (GMDB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Death Benefits (GMDB)

Using our current mortality assumptions we expect approximately $164 million of claims and $108 million of premium on death benefits over the next 12 months.

Living Benefits (Includes GMIB and GMAB)

Premiums and claims from VA contracts reinsuring Guaranteed Minimum Income Benefits (GMIB) and Guaranteed Minimum Accumulation Benefits (GMAB), collectively known as Living Benefits.

Using our current mortality assumptions we expect approximately $2 million of claims and $138 million of premium on living benefits over the next 12 months.

(1)	Substantially all of our living benefit reinsurance clients’ policyholders are currently ineligible to trigger a claim payment. These policyholders begin to become eligible in 2013.

Variable Annuity	Page 11

ACE Limited Loss Reserve Rollforward (in millions of U.S. dollars) (Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2006	$35,517	$13,509	$22,008	$28,989	$8,977	$20,012	$6,528	$4,532	$1,996

Losses and loss expenses incurred	2,703	843	1,860	2,690	832	1,858	13	11	2
Losses and loss expenses paid	(2,363)	(943)	(1,420)	(2,206)	(797)	(1,409)	(157)	(146)	(11)
Other (incl. foreign exch. revaluation)	(44)	4	(48)	(44)	4	(48)	—	—	—

Balance at March 31, 2007	35,813	13,413	22,400	29,429	9,016	20,413	6,384	4,397	1,987

Losses and loss expenses incurred	2,280	487	1,793	2,249	473	1,776	31	14	17
Losses and loss expenses paid	(2,111)	(758)	(1,353)	(1,977)	(637)	(1,340)	(134)	(121)	(13)
Other (incl. foreign exch. revaluation)	141	34	107	140	34	106	1	—	1

Balance at June 30, 2007	36,123	13,176	22,947	29,841	8,886	20,955	6,282	4,290	1,992

Losses and loss expenses incurred	3,010	1,100	1,910	2,999	1,093	1,906	11	7	4
Losses and loss expenses paid	(2,429)	(948)	(1,481)	(2,269)	(833)	(1,436)	(160)	(115)	(45)
Other (incl. foreign exch. revaluation)	164	58	106	164	58	106	—	—	—

Balance at September 30, 2007	36,868	13,386	23,482	30,735	9,204	21,531	6,133	4,182	1,951

Losses and loss expenses incurred	2,838	1,050	1,788	2,815	1,057	1,758	23	(7)	30
Losses and loss expenses paid	(2,613)	(933)	(1,680)	(2,400)	(806)	(1,594)	(213)	(127)	(86)
Other (incl. foreign exch. revaluation)	19	17	2	19	17	2	—	—	—

Balance at December 31, 2007	37,112	13,520	23,592	31,169	9,472	21,697	5,943	4,048	1,895

Losses and loss expenses incurred	1,659	80	1,579	1,670	87	1,583	(11)	(7)	(4)
Losses and loss expenses paid	(1,748)	(601)	(1,147)	(1,554)	(406)	(1,148)	(194)	(195)	1
Other (incl. foreign exch. revaluation)	159	71	88	159	71	88	—	—	—

Balance at March 31, 2008	$37,182	$13,070	$24,112	$31,444	$9,224	$22,220	$5,738	$3,846	$1,892

Losses and loss expenses incurred	2,736	841	1,895	2,727	837	1,890	9	4	5
Losses and loss expenses paid	(2,620)	(1,024)	(1,596)	(2,391)	(801)	(1,590)	(229)	(223)	(6)
Other (incl. foreign exch. revaluation)	12	12	—	11	12	(1)	1	—	1
Losses and loss expenses acquired (2)	386	33	353	386	33	353	—	—	—

Balance at June 30, 2008	$37,696	$12,932	$24,764	$32,177	$9,305	$22,872	$5,519	$3,627	$1,892

Losses and loss expenses incurred	3,995	1,626	2,369	3,976	1,615	2,361	19	11	8
Losses and loss expenses paid	(2,767)	(1,025)	(1,742)	(2,544)	(818)	(1,726)	(223)	(207)	(16)
Other (incl. foreign exch. revaluation)	(551)	(200)	(351)	(551)	(200)	(351)	—	—	—

Balance at September 30, 2008	$38,373	$13,333	$25,040	$33,058	$9,902	$23,156	$5,315	$3,431	$1,884

Losses and loss expenses incurred	2,554	794	1,760	2,625	907	1,718	(71)	(113)	42
Losses and loss expenses paid	(2,764)	(922)	(1,842)	(2,651)	(773)	(1,878)	(113)	(149)	36
Other (incl. foreign exch. revaluation)	(987)	(270)	(717)	(987)	(270)	(717)	—	—	—

Balance at December 31, 2008	$37,176	$12,935	$24,241	$32,045	$9,766	$22,279	$5,131	$3,169	$1,962

Add net recoverable on paid losses		982

Reinsurance Recoverable		$13,917

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service - Middle Market Workers’ Comp. reserves and the pre-1997 Westchester Specialty reserves.

(2)	Combined Insurance.

Loss Reserve Rollforward	Page 12

ACE Limited Reinsurance Recoverable Analysis (in millions of U.S. dollars) (Unaudited)

Net Reinsurance Recoverable by Division

	December 31	September 30	June 30	March 31	December 31
	2008	2008	2008	2008	2007
Reinsurance recoverable on paid losses and loss expenses
Active operations	$745	$643	$706	$686	$697
Brandywine	331	354	327	342	305
Westchester Run-off	34	46	37	34	36
Other Run-off	12	13	15	9	12

Total	$1,122	$1,056	$1,085	$1,071	$1,050

Reinsurance recoverable on unpaid losses and loss expenses and benefits
Active operations	$10,289	$10,389	$9,810	$9,746	$10,016
Brandywine	2,443	2,675	2,844	3,004	3,161
Westchester Run-off	550	593	615	627	653
Other Run-off	104	163	149	169	160

Total	$13,386	$13,820	$13,418	$13,546	$13,990

Gross reinsurance recoverable
Active operations	$11,034	$11,032	$10,516	$10,432	$10,713
Brandywine	2,774	3,029	3,171	3,346	3,466
Westchester Run-off	584	639	652	661	689
Other Run-off	116	176	164	178	172

Total	$14,508	$14,876	$14,503	$14,617	$15,040

Provision for uncollectible reinsurance
Active operations	$(398)	$(431)	$(432)	$(444)	$(435)
Brandywine	(155)	(174)	(185)	(189)	(197)
Westchester Run-off	(27)	(31)	(31)	(31)	(31)
Other Run-off	(11)	(15)	(16)	(16)	(23)

Total	$(591)	$(651)	$(664)	$(680)	$(686)

Net reinsurance recoverable
Active operations	$10,636	$10,601	$10,084	$9,988	$10,278
Brandywine	2,619	2,855	2,986	3,157	3,269
Westchester Run-off	557	608	621	630	658
Other Run-off	105	161	148	162	149

Total	$13,917	$14,225	$13,839	$13,937	$14,354

Reinsurance Recoverable	Page 13

ACE Limited Reinsurance Recoverable Analysis - 2 (in millions of U.S. dollars) (Unaudited)

Consolidated Reinsurance Recoverable

	September 30, 2008
	Recoverable	Provision (5)	% Of Gross
Categories
Largest Reinsurers (1)	$9,581	$142	1.5%
Other reinsurers balances rated A- or better	1,844	28	1.5%
Other reinsurers balances with rating lower than A- or not rated	763	155	20.3%
Other Pools and Government Agencies	184	11	6.0%
Structured Settlements	551	19	3.4%
Other Captives	1,536	12	0.8%
Others (2)	417	284	68.1%

Total	$14,876	$651	4.4%

At September 30, 2008, $10.9 billion of ACE Limited recoverables were from rated reinsurers, of which 92.9% were rated the equivalent of A- or better by internationally recognized rating agencies.

Largest Reinsurers (3)	S&P Rating (4)	AM Best Rating (4)
AGRI General Insurance Co	BBBpi	A
American International Group (AIG) (6)	A+	A
Berkshire Hathaway Insurance Group	AAA	A++
Chubb Insurance Group	AA	A++
Equitas	NL	NL
Everest Re Group	AA-	A+
Fairfax Financial Holdings Ltd.	A-	A-
Federal Crop Insurance Corp	U.S. Federal Gov.	U.S. Federal Gov.
HDI (Hannover Re)	AA-	A
Lloyd’s of London	A+	A
Munich Re Group	AA-	A+
National Workers Compensation Reinsurance Pool	Mandatory Pool	Mandatory Pool
Partner Re	AA-	A+
Swiss Re Group	AA-	A+
WR Berkley Corp	A+	A+
XL Capital Group (7)	A	A

(1)	The Largest Reinsurers includes all reinsurers where gross recoverable exceeds 1% of ACE shareholders’ equity. Total ACE shareholders’ equity at September 30, 2008 was $15.356 billion.

(2)	Others principally includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation, or liquidation. Our estimate of provision for uncollectible reinsurance associated with Others considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as multi-beneficiary trusts and parental guarantees.

(3)	The Largest Reinsurers includes all reinsurers where gross recoverable (net of collateral) exceeds 1% of ACE shareholders’ equity. The Largest Reinsurers account for 59.3% of total recoverables at September 30, 2008.

(4)	S&P and AM Best ratings based on each group’s predominant reinsurer.

(5)	See MD&A reported in the 2007 Form 10-K for a discussion on how ACE determines the provision for uncollectible reinsurance.

(6)	Gross recoverables with American International Group (AIG) were $549.5 million at September 30, 2008, of which $433.4 million (78.9%) were with Transatlantic Reinsurance Co.

(7)	Gross recoverables with XL Capital Group were $351.2 million at September 30, 2008. The balance was $358.3 million at December 31, 2008, however, we were able to obtain $59 million of additional usable collateral in the 4th quarter to support this balance.

Reinsurance Recoverable - 2	Page 14

ACE Limited Reinsurance Recoverable Analysis - 3 (in millions of U.S. dollars) (Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2007	$774	$276	$1,050
Provision at 12/31/07	43	173	216
% of gross	5.6%	62.7%	20.6%

Net balance at December 31, 2007	$731	$103	$834

Gross balance at March 31, 2008	$672	$399	$1,071
Provision at 3/31/08	40	164	204
% of gross	6.0%	41.1%	19.0%

Net balance at March 31, 2008	$632	$235	$867

Gross balance at June 30, 2008	$732	$353	$1,085
Provision at 6/30/08	37	141	178
% of gross	5.1%	39.9%	16.4%

Net balance at June 30, 2008	$695	$212	$907

Gross balance at September 30, 2008	$736	$320	$1,056
Provision at 9/30/08	35	129	164
% of gross	4.8%	40.3%	15.5%

Net balance at September 30, 2008	$701	$191	$892

Gross balance at December 31, 2008	$782	$340	$1,122
Provision at 12/31/08	30	110	140
% of gross	3.8%	32.4%	12.5%

Net balance at December 31, 2008 (3)	$752	$230	$982

(1)	General Collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation, or liquidation for Brandywine Group and active operations. Our estimation of the reserve for Other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such multi-beneficiary trusts and parental guarantees.

(3)	The current quarter split between General Collections and Other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable - 3	Page 15

ACE Limited Investment Portfolio (in millions of U.S. dollars) (Unaudited)

	December 31 2008		September 30 2008		June 30 2008		March 31 2008		December 31 2007
Market Value
Fixed maturities available for sale	$31,155		$33,158		$34,870		$32,619		$33,184
Fixed maturities held to maturity	2,865		2,852		2,932		2,960		3,015
Short-term investments	3,350		3,014		3,137		4,795		2,631

Total	$37,370		$39,024		$40,939		$40,374		$38,830

Asset Allocation by Market Value
Treasury	$1,018	3%	$1,122	3%	$1,043	2%	$974	2%	$1,145	3%
Agency	2,027	5%	1,816	5%	1,677	4%	1,939	5%	1,820	5%
Corporate	8,744	23%	8,779	22%	9,689	25%	8,906	22%	9,015	23%
Mortgage-backed securities	10,986	29%	12,451	32%	12,674	31%	13,087	32%	13,733	35%
Asset-backed securities	709	2%	837	2%	1,041	2%	1,060	3%	1,150	3%
Municipal	2,124	6%	1,833	5%	1,950	5%	2,025	5%	1,844	5%
Non-U.S.	8,412	23%	9,172	23%	9,728	23%	7,588	19%	7,492	19%
Short-term investments	3,350	9%	3,014	8%	3,137	8%	4,795	12%	2,631	7%

Total	$37,370	100%	$39,024	100%	$40,939	100%	$40,374	100%	$38,830	100%

Note: Insured municipal bonds represent $1,043 million, or 49% of our municipal bond holdings.

Credit Quality by Market Value
AAA	$22,960	61%	$23,995	62%	$24,740	60%	$26,162	65%	$24,553	63%
AA	3,374	9%	3,943	10%	4,285	10%	3,746	9%	3,747	10%
A	5,497	15%	4,969	13%	5,572	14%	4,620	12%	4,590	12%
BBB	3,388	9%	3,407	9%	3,463	9%	3,188	8%	3,297	8%
BB	1,119	3%	1,296	3%	1,390	3%	1,249	3%	1,073	3%
B	934	3%	1,315	3%	1,416	4%	1,341	3%	1,481	4%
Other	98	0%	99	0%	73	0%	68	0%	89	0%

Total	$37,370	100%	$39,024	100%	$40,939	100%	$40,374	100%	$38,830	100%

Cost/Amortized Cost
Fixed maturities available for sale	$33,109		$34,609		$35,355		$32,615		$32,994
Fixed maturities held to maturity	2,860		2,881		2,932		2,913		2,987
Short-term investments	3,350		3,014		3,137		4,795		2,631

Subtotal	39,319		40,504		41,424		40,323		38,612
Equity securities	1,132		1,336		1,502		1,597		1,618
Other investments	1,368		1,327		1,182		992		880

Total	$41,819		$43,167		$44,108		$42,912		$41,110

Avg. duration of fixed maturities	3.6 years		3.8 years		3.7 years		3.5 years		3.5 years
Avg. market yield of fixed maturities	6.4%		6.1%		5.6%		5.1%		5.3%
Avg. credit quality	AA		AA		AA		AA		AA

Investments	Page 16

ACE Limited Investment Portfolio - 2 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at December 31, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$406	$—	$—	$—	$—	$406
FNMA	4,483	—	—	—	—	4,483
Freddie Mac	2,071	—	—	—	—	2,071

Total agency RMBS	6,960	—	—	—	—	6,960
Non-agency RMBS	1,764	56	34	24	7	1,885

Total residential mortgage-backed	8,724	56	34	24	7	8,845

Commercial mortgage-backed	2,126	4	9	2	—	2,141

Total mortgage-backed securities	$10,850	$60	$43	$26	$7	$10,986

Asset-backed securities
Sub-prime	$60	$5	$6	$1	$4	$76
Credit cards	53	—	15	6	—	74
Autos	312	44	5	8	—	369
Other	183	3	3	1	—	190

Total asset-backed securities	$608	$52	$29	$16	$4	$709

Insured asset-backed securities represent $118 million, or 17% of our asset-backed security holdings.

Investments 2	Page 17

ACE Limited Investment Portfolio - 3 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Market Value at December 31, 2008

Mortgage-backed securities total $11 billion, are rated predominantly AAA and comprise 29% of the fixed income portfolio. This compares to a 45% mortgage-backed weighting in representative indices of the U.S. fixed income market. The minimum rating for initial purchases of mortgage and asset backed securities is AAA.

ACE suspended new investments in sub-prime backed securities in 3Q 2007 and ALT-A, credit card, and auto backed securities in 1Q 2008.

Securities issued by Federal agencies with implied or explicit government guarantees total $7 billion and represent 79% of the residential mortgage-backed portfolio.

Non-agency residential mortgage-backed securities are rated predominantly AAA, backed by prime collateral, and broadly diversified in over 300,000 loans. The portfolio’s loan-to-value ratio is approximately 67% with an average FICO score of 736. With this conservative loan-to-value ratio and subordinated collateral of 12%, the cumulative 5-year foreclosure rate would have to rise to 27% and real estate values would have to fall 61% before principal is impaired. The comparable historical cumulative foreclosure rate is 2.9% for prime mortgages.

Within the portfolio of prime AAA non-agency RMBS are $152 million of holdings classified as ALT-A. These ALT-A holdings are broadly diversified with over 60% issued prior to 2006. The average FICO score is 714 with a relatively conservative loan-to-value ratio of 70%. With subordinated collateral of 19%, the cumulative 4-year foreclosure rate would have to rise to 40% and real estate values would have to fall more than 59% before principal is impaired. The comparable historical cumulative foreclosure rate is approximately 8.25%.

Commercial mortgage-backed securities of $2.1 billion are rated predominantly AAA, broadly diversified with over 26,000 loans and seasoned with 71% of the portfolio issued before 2006. The average loan-to-value ratio is approximately 63% with a debt service coverage ratio in excess of 1.7 and weighted average subordinated collateral of 27%. The cumulative foreclosure rate would have to rise to 63% and commercial real estate values would have to fall more than 64% before principal is impaired. The historical annual delinquency rate is 1%.

Sub-prime asset-backed securities (current holdings of $76 million) are rated predominantly AAA, broadly diversified in over 115,000 loans with an average loan-to-value ratio of approximately 80% and an average FICO score of 605. With subordinated collateral of 35%, the cumulative 5-year foreclosure rate would have to rise to 79% and real estate values would have to fall more than 54% before principal is impaired. The comparable historical cumulative 5-year foreclosure rate is 30%. The ratings have been reaffirmed on substantially all of these securities.

Auto loan asset-backed securities are rated predominantly AAA with a short duration of approximately 0.8 years and average subordinated collateral of 13%. Annual default rates would have to rise to 16 times their level of about 1.9% before principal is impaired.

Investments 3	Page 18

ACE Limited Investment Portfolio - 4 (in millions of U.S. dollars) (Unaudited)

Mortgage-backed and Asset-backed Fixed Income Portfolio

Amortized Cost at December 31, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Mortgage-backed securities
Residential mortgage-backed (RMBS)
GNMA	$395	$—	$—	$—	$—	$395
FNMA	4,340	—	—	—	—	4,340
Freddie Mac	1,999	—	—	—	—	1,999

Total agency RMBS	6,734	—	—	—	—	6,734
Non-agency RMBS	2,454	84	63	43	7	2,651

Total residential mortgage-backed	9,188	84	63	43	7	9,385

Commercial mortgage-backed	2,434	4	9	3	—	2,450

Total mortgage-backed securities	$11,622	$88	$72	$46	$7	$11,835

Asset-backed securities
Sub-prime	$77	$6	$8	$1	$4	$96
Credit cards	55	—	16	8	—	79
Autos	324	49	5	9	—	387
Other	187	5	3	—	—	195

Total asset-backed securities	$643	$60	$32	$18	$4	$757

Insured asset-backed securities represent $126 million, or 17% of our asset-backed security holdings.

Investments 4	Page 19

ACE Limited Investment Portfolio - 5 (in millions of U.S. dollars) (Unaudited)

Market Value at December 31, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	Total
U.S. Investment Grade Corporate Fixed Income Portfolio
Banks	$112	$539	$1,720	$105	$2,476
Basic Materials	—	—	20	72	92
Communications	—	—	346	427	773
Consumer, Cyclical	6	57	127	96	286
Consumer, Non-Cyclical	12	51	325	163	551
Diversified Financial Services	29	61	136	111	337
Energy	—	8	142	393	543
Industrial	383	23	173	136	715
Utilities	—	8	214	365	587
All Others	64	119	230	120	533

Total	$606	$866	$3,433	$1,988	$6,893

U.S. Investment Grade Corporate Fixed Income Portfolio

The average credit quality of ACE's US investment grade bond portfolio is very high at AA+. As noted on the Investment Portfolio summary 65% of investment grade securities holdings are rated AAA or guaranteed by governments or quasi-government agencies.

ACE prohibits investments in complex structured securities (e.g. CDOs, CLOs) and over-the-counter derivatives and does not permit the use of portfolio leverage.

Corporate bond holdings are diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 5	Page 20

ACE Limited Investment Portfolio - 6 (in millions of U.S. dollars) (Unaudited)

Market Value at December 31, 2008

	S&P Credit Rating
	BB	B	CCC	Other	Total
Below Investment Grade Corporate Fixed Income Portfolio
Basic Materials	$73	$34	$3	$2	$112
Communications	209	130	4	—	343
Consumer, Cyclical	101	110	18	3	232
Consumer, Non-Cyclical	130	223	14	3	370
Diversified Financial Services	1	12	1	17	31
Energy	189	111	1	1	302
Industrial	126	97	2	—	225
Utilities	85	89	—	—	174
All Others	22	35	4	1	62

Total	$936	$841	$47	$27	$1,851

Below Investment Grade Corporate Fixed income Portfolio

ACE manages high yield bonds as a distinct and separate asset class from investment grade bonds. ACE’s allocation to high yield bonds is explicitly set by internal management and is targeted to securities in the upper tier of credit quality (BB/B). Our minimum rating for initial purchase is BB/B.

Four external investment managers are responsible for high yield security selection and portfolio construction.

ACE’s high yield managers have a conservative approach to credit selection and very low historical default experience.

Securities holdings are highly diversified across industries and are subject to a 1.5% issuer limit as a percentage of high yield allocation (or 0.1% of total portfolio). The portfolio is comprised of over 500 issuers with our largest current issuer exposure at $31 million. ACE monitors position limits on a daily basis through an internal compliance system.

Derivative and structured securities (e.g. credit default swaps, CLOs) are not permitted in high yield portfolios.

Investments 6	Page 21

ACE Limited Investment Portfolio - 7 (in millions of U.S. dollars) (Unaudited)

Market Value at December 31, 2008

	S&P Credit Rating
	AAA	AA	A	BBB	BB and below	Total
Non-U.S. Fixed Income Portfolio
United Kingdom	$1,050	$—	$—	$—	$—	$1,050
Germany	267	—	—	—	—	267
France	315	—	—	—	—	315
Canada	699	2	7	—	—	708
Japan	—	206	—	—	—	206
Other Foreign Government	851	265	323	187	20	1,646
Non-U.S. Corporate	653	714	1,508	1,091	254	4,220

	$3,835	$1,187	$1,838	$1,278	$274	$8,412

Non-U.S. Fixed Income Portfolio

ACE’s non-U.S. investment grade fixed income portfolios are currency-matched with the insurance liabilities of ACE’s non-U.S. operations. 93% of ACE’s non-U.S. fixed income is denominated in G7 currencies.

Average credit quality of non-U.S. fixed income securities is very high at AA and 58% of holdings are rated AAA or guaranteed by governments or quasi-government agencies.

Corporate bond holdings are highly diversified across industries and geographies. Issuer limits are based on credit rating (AA 2%, A 1%, BBB 0.5% of total portfolio) and are monitored on a daily basis by ACE via an internal compliance system.

Investments 7	Page 22

ACE Limited Investment Portfolio - 8 (in millions of U.S. dollars) (Unaudited)

Investment portfolio

Top 25 Exposures - Fixed Maturity Investments

December 31, 2008		Rating
General Electric Co	$459	AAA
JP Morgan Chase & Co	365	A+
Bank of America Corp	322	A+
Citigroup Inc	293	A
AT&T INC	189	A
Wells Fargo & Co	187	AA
Goldman Sachs Group Inc	179	A
HSBC Holdings Plc	178	AA-
Wachovia Corp	166	A+
Comcast Corp	158	BBB+
Morgan Stanley	155	A
Time Warner Inc	155	BBB+
Merrill Lynch & Co Inc	148	A+
Royal Bank of Scotland Group Plc	139	A
Verizon Communications Inc	138	A
ConocoPhillips	115	A
Credit Suisse Group	106	A
XTO Energy Inc	96	BBB
Banco Santander SA	95	AA
HBOS PLC	87	A+
Deutsche Telekom AG	87	BBB+
Telecom Italia SpA	86	BBB
American International Group	83	A-
Dominion Resources Inc/VA	76	A-
American Express	74	A

Investments 8	Page 23

ACE Limited Net Realized and Unrealized Gains (Losses) (in millions of U.S. dollars) (Unaudited)

	Three months ended December 31, 2008			Year ended December 31, 2008
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(271)	$(486)	$(757)	$(846)	$(2,091)	$(2,937)
Equity securities	(182)	(37)	(219)	(349)	(363)	(712)
Equity and fixed income derivatives	7	—	7	(3)	—	(3)
Foreign exchange gains (losses)	(10)	—	(10)	23	—	23
Other	(36)	(225)	(261)	(55)	(313)	(368)

Sub-total	(492)	(748)	(1,240)	(1,230)	(2,767)	(3,997)
Mark-to-market gains (losses) from derivative transactions (2)	(152)	—	(152)	(403)	—	(403)

Total gains (losses)	(644)	(748)	(1,392)	(1,633)	(2,767)	(4,400)
Partially-owned insurance companies (3)	(48)	14	(34)	21	8	29
Income tax expense (benefit)	(88)	(140)	(228)	(218)	(457)	(675)

Net gains (losses)	$(604)	$(594)	$(1,198)	$(1,394)	$(2,302)	$(3,696)

(1)	Impairments for the quarter of $441M include $265M for fixed maturities, $145M for equities, and $31 for other investments. Impairments for the year of $1,064M include $760M for fixed maturities, $248M for equities, and $56M for other investments.

(2)	Includes $207M and $486M of unrealized losses primarily on the guaranteed minimum income benefit derivatives from our life reinsurance operations for the quarter and year to date, respectively.

(3)	Net realized and unrealized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

	Three months ended December 31, 2007			Year ended December 31, 2007
	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (4)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(8)	$185	$177	$(98)	$48	$(50)
Equity securities	20	(107)	(87)	162	(122)	40
Equity and fixed income derivatives	(5)	—	(5)	(19)	—	(19)
Foreign exchange gains (losses)	1	—	1	4	—	4
Other	19	28	47	37	73	110

Total inv. portfolio gains (losses)	27	106	133	86	(1)	85
Mark-to-market gains (losses) from derivative transactions (5)	(93)	—	(93)	(147)	—	(147)

Total gains (losses)	(66)	106	40	(61)	(1)	(62)
Partially-owned insurance companies (6)	(57)	33	(24)	(95)	25	(70)
Income tax expense (benefit)	(2)	33	31	(22)	23	1

Net gains (losses)	$(121)	$106	$(15)	$(134)	$1	$(133)

(4)	Impairments for the quarter of $69M include $60M for fixed maturities and $9M for equities. Impairments for the year of $141M include $123M for fixed maturities, $16M for equities and $2M for other investments.

(5)	Includes $105M and $163M of unrealized losses primarily on the guaranteed minimum income benefit derivatives from our life reinsurance operations for the quarter and year to date, respectively.

(6)	Net realized and unrealized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Investment Gains (Losses)	Page 24

ACE Limited Investment Portfolio Net Realized Gains (Losses) and Other-than-Temporary Impairments (in millions of U.S. dollars) (Unaudited)

	Three months ended December 31, 2008
	Net Realized Gains (Losses)	Price Impairment	Credit Impairment	All Other Activity
Investment Grade Corp	$(34)	$(52)	$(20)	$38
High Yield Corp	(205)	(154)	(9)	(42)
MBS / ABS	3	(30)	—	33
Convertible Bonds	(35)	—	—	(35)

Fixed maturities	(271)	(236)	(29)	(6)
Equity securities	(182)	(145)	—	(37)
Equity and fixed income derivatives	7	—	—	7
Foreign exchange gains (losses)	(10)	—	—	(10)
Other	(36)	(31)	—	(5)

Sub-total	$(492)	$(412)	$(29)	$(51)

Investment Gains (Losses) OTTI	Page 25

ACE Limited Capital Structure (in millions of U.S. dollars) (Unaudited)

	December 31 2008	September 30 2008	June 30 2008	March 31 2008	December 31 2007	December 31 2006
Total short-term debt (1)	$471	$333	$1,050	$1,341	$372	$578
Total long-term debt	2,806	3,002	3,008	2,114	1,811	1,560

Total debt	$3,277	$3,335	$4,058	$3,455	$2,183	$2,138

Total trust preferred securities	$309	$309	$309	$309	$309	$309

Perpetual preferred shares	$—	$—	$—	$557	$557	$557
Common shareholders’ equity	14,446	15,356	16,327	16,178	16,120	13,721

Total shareholders’ equity	$14,446	$15,356	$16,327	$16,735	$16,677	$14,278

Total capitalization	$18,032	$19,000	$20,694	$20,499	$19,169	$16,725

Tangible shareholders’ equity (2)	$10,699	$11,539	$12,715	$13,856	$13,839	$11,439

Leverage ratios
Debt/ total capitalization	18.2%	17.6%	19.6%	16.9%	11.4%	12.8%
Debt plus trust preferred securities/ total capitalization	19.9%	19.2%	21.1%	18.4%	13.0%	14.6%
Debt/ tangible equity	30.6%	28.9%	31.9%	24.9%	15.8%	18.7%
Debt plus trust preferred securities/ tangible equity	33.5%	31.6%	34.3%	27.2%	18.0%	21.4%
Debt plus total preferred stock/ total capitalization	19.9%	19.2%	21.1%	21.1%	15.9%	18.0%

(1)	Includes $1.0 billion and $705 million of repurchase agreements for the Combined Insurance acquisition for Q1 and Q2, respectively.

(2)	Tangible equity is equal to shareholders' equity less goodwill and other intangible assets.

Capital Structure	Page 26

ACE Limited Debt, Trust Preferred and Credit Facilities (in millions of U.S. dollars) (Unaudited)

	Par amount outstanding	Coupon	Maturity Date
Debt and Trust Preferred
Reverse Repurchase Agreements	$250	2.26%	February 4, 2009
ACE INA Holdings Inc. Term Loan	$16	3.02%	September 18, 2009
ACE INA Holdings Inc Subordinated Notes	$200	8.41%	December 6, 2009
ACE European Holdings No2 Limited Term Loan	$146	5.25%	December 13, 2010
ACE INA Holdings Inc. Term Loan	$50	5.61%	December 19, 2011
ACE INA Holdings Inc. Term Loan	$450	4.15%	April 1, 2013
ACE INA Holdings Inc. Senior Notes	$500	5.88%	June 15, 2014
ACE INA Holdings Inc. Senior Notes	$450	5.60%	May 15, 2015
ACE INA Holdings Inc. Senior Notes	$500	5.70%	February 15, 2017
ACE INA Holdings Inc. Senior Notes	$300	5.80%	March 15, 2018
ACE INA Holdings Inc. Debentures	$100	8.88%	August 15, 2029
ACE Capital Trust II Capital Securities	$300	9.70%	April 1, 2030
ACE INA Holdings Inc. Senior Notes	$300	6.70%	May 15, 2036

	Commitment	LOC Usage	Maturity Date
Credit Facilities
Syndicated Letter of Credit Facility	$1,000	$782	November 8, 2012
Revolving Credit / LOC Facility	$500	$64	November 8, 2012
Funds at Lloyds Capital Facility	$438	$256	December 31, 2013

Capital Structure (2)	Page 27

ACE Limited Computation of Basic and Diluted Earnings Per Share (in millions of U.S. dollars, except share, per share data) (Unaudited)

	Three months ended December 31		Year ended December 31
	2008	2007	2008	2007
Numerator
Income excluding net realized gains (losses) (1)	$624	$693	$2,591	$2,712
Perpetual preferred dividend	—	(12)	(24)	(45)

Income to common shares, excl. net realized gains (losses)	624	681	2,567	2,667
Net realized gains (losses), net of income tax	(604)	(121)	(1,394)	(134)

Net income available to the holders of common shares	20	560	1,173	2,533

Rollforward of Common Shares Outstanding
Shares - beginning of period	333,394,608	329,460,367	329,704,531	326,455,468
Issued under employee stock purchase plan	(80)	—	203,375	205,396
Shares (cancelled) granted	(7,101)	(46,477)	1,086,832	1,212,603
Issued for option exercises	258,044	290,641	2,650,733	1,831,064

Shares - end of period	333,645,471	329,704,531	333,645,471	329,704,531

Denominator
Weighted average shares outstanding	329,379,719	325,611,204	328,579,543	324,938,327
Effect of other dilutive securities	3,468,141	5,645,111	3,902,084	5,509,394

Adj. wtd. avg. shares outstanding and assumed conversions	332,847,860	331,256,315	332,481,627	330,447,721

Basic earnings per share
Income excluding net realized gains (losses) (1)	$1.89	$2.09	$7.81	$8.21
Net realized gains (losses), net of income tax	(1.83)	(0.37)	(4.24)	(0.42)

Net income	$0.06	$1.72	$3.57	$7.79

Diluted earnings per share
Income excluding net realized gains (losses) (1)	$1.87	$2.05	$7.72	$8.07
Net realized gains (losses), net of income tax	(1.81)	(0.36)	(4.19)	(0.41)

Net income	$0.06	$1.69	$3.53	$7.66

(1)	See page 31 Non-GAAP Financial Measures.

Earnings Per Share	Page 28

ACE Limited Non-GAAP Financial Measures (in millions of U.S. dollars) (Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP). A reconciliation of book value per share is provided on page 30.

In presenting our segment operating results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, future policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income excluding net realized gains (losses) and the related tax expense (benefit). We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) and net realized gains (losses) included in other income (expense) related to partially owned insurance companies because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. Income excluding net realized gains (losses) should not be viewed as a substitute for net income determined in accordance with GAAP.

	4Q-08	3Q-08	2Q-08	1Q-08	4Q-07	Full Year 2008	Full Year 2007
Net income, as reported	$20	$54	$746	$377	$572	$1,197	$2,578
Net realized gains (losses)	(644)	(510)	(126)	(353)	(66)	(1,633)	(61)
Net realized gains (losses) in other income (expense) (1)	(48)	(23)	120	(28)	(57)	21	(95)
Income tax expense (benefit) on net realized gains (losses)	(88)	(83)	(14)	(33)	(2)	(218)	(22)

Income excluding net realized gains (losses)	$624	$504	$738	$725	$693	$2,591	$2,712

(1)	Realized gains (losses) on partially-owned insurance companies that meet the requirements for equity accounting. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP	Page 29

ACE Limited Book Value and Book Value per Common Share (in millions of U.S. dollars, except share and per share data) (Unaudited)

Reconciliation of Book Value per Common Share

	December 31 2008	September 30 2008	June 30 2008	March 31 2008	December 31 2007
Shareholders’ equity	$14,446	$15,356	$16,327	$16,735	$16,677
Proceeds from issuance of perpetual preferred shares	—	—	—	(557)	(557)

Numerator for book value per share calculation	14,446	15,356	16,327	16,178	16,120
Less: goodwill and other intangible assets	3,747	3,817	3,612	2,879	2,838

Numerator for tangible book value per share	$10,699	$11,539	$12,715	$13,299	$13,282

Denominator	333,645,471	333,394,608	333,249,308	332,506,547	329,704,531

Book value per common share	$43.30	$46.06	$48.99	$48.65	$48.89
Tangible book value per common share	$32.07	$34.61	$38.15	$40.00	$40.28

Reconciliation of Book Value

Opening shareholders’ equity	$15,356	$16,327	$16,735	$16,677	$16,035
Income excluding net realized gains (losses)	624	504	738	725	693
Net realized gains (losses), net of tax	(604)	(450)	8	(348)	(121)
Net unrealized gains (losses), net of tax	(594)	(874)	(532)	(302)	106
Cumulative translation, net of tax	(310)	(98)	3	13	8
Dividend on common shares	(91)	(87)	(96)	(90)	(89)
Redemption of perpetual preferred shares	—	—	(575)	—	—
Other (1)	65	34	46	60	45

	$14,446	$15,356	$16,327	$16,735	$16,677

(1)	Other includes proceeds from exercise of stock options, change in minimum pension liability, and stock compensation expenses.

Reconciliation Book Value	Page 30

ACE Limited Comprehensive Income (in millions of U.S. dollars) (Unaudited)

Consolidated Statement of Comprehensive Income

	4Q-08	3Q-08	2Q-08	1Q-08	4Q-07	Full Year 2008	Full Year 2007
Net income	$20	$54	$746	$377	$572	$1,197	$2,578
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	(1,198)	(1,522)	(731)	(497)	133	(3,948)	(3)
Reclassification adjustment for net realized gains (losses) included in net income	464	383	169	173	6	1,189	27
Change in cumulative translation adjustments	(468)	(155)	6	27	12	(590)	105
Change in minimum pension liability	17	5	1	—	(1)	23	(4)
Income tax (expense) benefit related to other comprehensive income items	292	320	27	8	(37)	647	(60)

Other comprehensive income (loss)	(893)	(969)	(528)	(289)	113	(2,679)	65

Comprehensive income (loss)	$(873)	$(915)	$218	$88	$685	$(1,482)	$2,643

Comprehensive Income	Page 31

ACE Limited Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income excluding net realized gains (losses) less perpetual preferred securities divided by average common shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per common share: Common shareholders’ equity divided by the shares outstanding.

Combined Insurance: Combined Insurance Company of America, acquired April 1, 2008.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding life business. Calculated on a GAAP basis.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income excluding net realized gains (losses).

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs, and administrative expenses.

NM: Not meaningful.

Common shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

Tangible book value per common share: Common shareholders’ equity less goodwill and other intangible assets divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares, and shareholders’ equity.

Glossary	Page 32